EXHIBIT 99.5

SHARE CANCELLATION AGREEMENT

This Share Cancellation Agreement (this "Agreement") is made and entered into on August 9, 2013 by and between GS Valet, Inc., a Nevada corporation (the "Company"), and Ellenica Limited ("Ellenica").   The Company and Ellenica are also hereinafter individually and jointly referred to as “P(p)arty” and/or “P(p)arties”.

RECITALS

WHEREAS, Ellenica is the legal owner of an aggregate 1,637,500 shares of the Company’s common stock (the “Cancellation Shares”), which include 1,631,700 restricted shares of the Company’s common stock and 5,800 shares of the Company’s common stock that are eligible for removal of restrictive legend under Rule 144, as promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and Ellenica have determined that it is in the best interest of the Company to raise additional funds and Ellenica is willing to cancel the Cancellation Shares to facilitate the Company’s general ability to raise equity capital and pay for services as needed.

NOW, THERFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed as follows:

1.           Cancellation of Shares.  For good and valuable consideration, Ellenica hereby agrees to cancel the Cancellation Shares.  Ellenica hereby irrevocably instructs the Company and the Company's transfer agent to cancel the Cancellation Shares.  Following such cancellation, the Cancellation Shares will no longer be outstanding on the stock ledger of the Company and Ellenica shall no longer have any interest in the Cancellation Shares.

2.           Consideration.  Ellenica recognizes and acknowledges that the consideration for cancelling the Cancellation Shares will be the increase in value of the remaining shares of the Company’s common stock that Ellenica shall own after the transactions contemplated hereby are completed due to the Company’s enhanced ability to raise equity capital helped in part by Ellenica’s shares cancellation.

3.           Representations by the Cancelling Party.  Ellenica hereby represents and warrants to the Company as follows:

(a)       Ellenica legally owns the Cancellation Shares, free and clear of all liens, claims, charges, security interests, and encumbrances of any kind whatsoever.   Ellenica has sole control over the Cancellation Shares or sole discretionary authority over any account in which they are held.  Except for this Agreement, no person has any option or right to purchase or otherwise acquire the Cancellation Shares, whether by contract of sale or otherwise, nor is there a “short position” as to the Cancellation Shares.

(b)       The Ellenica has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.  The execution, delivery and performance by Ellenica of this Agreement have been duly authorized by all requisite action by Ellenica, and the Agreement, when executed and delivered by Ellenica, constitutes a valid and binding obligation of Ellenica, enforceable against Ellenica in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)           The representations and warranties and statements by such Ellenica in this Agreement are, true, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

4.           Representations by the Company.  The Company hereby represents and warrants to Ellenica as follows:

(a)           The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite action by the Company, and the Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b)           The representations and warranties and statements by the Company in this Agreement are, true, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

5.           Further Assurances.   Each Party to this Agreement will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including the execution and delivery of such other documents and agreements as may be necessary to effectuate the cancellation of the Cancellation Shares).

6.           Amendment and Waiver.   No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by both Parties.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

7.           Survival of Agreements, Representations and Warranties.   All representations, warranties and agreements contained herein shall survive the execution and delivery of this Agreement.

8.         Successors and Assigns.   This Agreement shall bind and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

9.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Clark County in the State of Nevada.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Clark County in the State of Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or U.S. nationally recognized overnight courier/delivery service (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10.           Separate Counsel. Each Party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

11.           Notices.   Any and all notices and other communications hereunder shall be in writing and shall be deemed duly given to the party to whom the same is so delivered, sent or mailed at addresses and contact information set forth on the signature pages hereof (or at such other address for a party as shall be specified by like notice).  Any notices or other communications required or permitted hereunder shall be in writing, delivered via facsimile, U.S. nationally recognized overnight courier or by hand-delivery and shall be deemed sufficiently given, received and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the applicable facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific Standard Time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the applicable facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Pacific Standard Time) on any Business Day, (iii) the first Business Day following the date of mailing, if sent to the applicable address set forth in the signature pages hereto by U.S. nationally recognized overnight courier service, or (iv) the date of actual receipt by the party to whom such notice or communication is required or permitted to be given, if such notice or communication is hand-delivered to such party.  “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.

12.           Entire Agreement; Severability.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.   If any provision of this Agreement shall be held invalid or unenforceable for whatever reason, the remainder of this Agreement shall not be affected thereby and every remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

13.           Expenses.  Each of the Parties shall bear its own costs and expenses incurred with respect to the negotiation, execution, delivery, and performance of this Agreement.

14.           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement.  This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto, each other Party hereto shall re-execute original forms hereof and deliver them in person to all other parties.  No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense related to lack of authenticity.

15.           Specific Performance.  The Parties agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other remedies at law would not be an adequate remedy for any such damages.  Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by any Party of any of its covenants or obligations set forth in this Agreement, the non-breaching Party shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations under this Agreement, in addition to any other remedy that may be available at law or in equity.  The Parties agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the Parties under this Agreement.

16.           WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Remainder of page left blank intentionally.  Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on its behalf by an agent thereunto duly authorized, this Share Cancellation Agreement as of the date first above written.

GS VALET, INC.

By:	/s/ Kyle Floyd
Kyle Floyd,
Chief Executive Officer

ELLENICA LIMITED

By:	/s/ Raymond Kwan
Raymond Kwan,
Executive Director